UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2021

Date of reporting period:  April 30, 2021

Item 1. Report to Stockholders.

(a)

Oakhurst Strategic Defined Risk Fund

Institutional Class    OASDX

ANNUAL REPORT
April 30, 2021

OAKHURST STRATEGIC DEFINED RISK FUND

June 8, 2021

Dear Shareholders:

From October 31, 2020, through April 30, 2021, the Oakhurst Strategic Defined Risk Fund (the “Fund” or “OASDX”) had a total return of 12.90%. The S&P 500 (Price) (“S&P”) had a return of 27.86%. The Fund has performed well within the pre-established range of expectations of 40% – 60% of the S&P 500 Price. For the full year between April 30, 2020, and April 30, 2021, the Fund posted a 19.02% return vs. 43.56% for the S&P.

The Fund’s Objective: Capital appreciation while attempting to limit short term risk

Analysis

Fund Allocation (As of 4/30/2021):

Our perspective remains constant, we continue to believe equity markets have the potential to move higher as other asset classes in our view continue to look unattractive in the current environment.  We continue to utilize the options markets to place more aggressive equity trades and offset them with attractive defensive trades when applicable. This year, our focus has been primarily around 1.2x trades with soft buffers and offset by trades with a 10% annualized cap and a 5% gap between market levels and with a measure of downside risk mitigation.

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. Oakhurst Advisors, LLC and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Going Forward

The economy is reopening. Overall economic and market data remains solid and supportive, and monetary policy remains supportive as well. Valuations are higher than we would like, and the current market trends including aberrations like GameStop, AMC, and other so-called meme stocks are without question a cause for concern. Furthermore, the anticipation of tax reform and the expectation that changes in capital gains regulations may in part be retroactive should increase uncertainty in the markets over the coming months.

Thank you,

Jeff Garden, CFA®
Portfolio Manager, Oakhurst Advisors, LLC

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. Oakhurst Advisors, LLC and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Past performance is not a guarantee of future results. References to other mutual funds should not be considered an offer of those securities and asset allocations are subject to change at any time.

Definitions

S&P 500 (Price):
The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 9.9 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 3.4 trillion of this total. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

The outlook, views, and opinions presented are those of the Adviser as of April 30, 2021. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus.

Fund’s investments in other investment companies, including ETFs, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio. These risks apply to the Fund, as well as the Underlying Funds, which may themselves invest in other investment companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower- rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid.

An index is unmanaged. Investors cannot invest directly in an index.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer the Schedule of Investments provided in this report.

The Oakhurst Strategic Defined Risk Fund is distributed by Quasar Distributors, LLC and Oakhurst Advisors, LLC is the investment advisor.

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. Oakhurst Advisors, LLC and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end without charge, please call 1-844-625-4778. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of April 30, 2021

	One Year	Since Inception(1)
Oakhurst Strategic Defined Risk Fund – Institutional Class	19.02%	5.21%
S&P 500 Index(2)	43.56%	15.00%

(1)	May 10, 2017.
(2)
The Standard & Poor’s 500 Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Investors cannot invest directly in an index or benchmark.

The Fund’s gross expense ratio is 2.24% and the net expense ratio is 1.78% (as of the most recent prospectus dated August 28, 2020). The expense ratios stated here may differ from that of the expense ratios provided in the Fund’s financial highlights herewithin due to the timing of financial information and the inclusion of acquired fund fees and expenses (“AFFE”) in the prospectus only.  The Fund’s investment advisor has contractually agreed to waive a portion or all of its management fees and reimburse Fund expenses excluding front-end or contingent deferred sales loads, Rule 12b-1 fees, shareholder servicing plan fees, AFFE, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage and other transactional expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 1.50% of the average daily net assets of the Fund or by the Fund’s investment advisor. The advisor may request recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment.

OAKHURST STRATEGIC DEFINED RISK FUND

Expense Example (Unaudited)
April 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(4/30/2021)	(11/1/2020)	(4/30/2021)	(11/1/2020 to 4/30/2021)
Oakhurst Strategic Defined Risk Fund
Actual(2)(3)	1.60%	$1,000.00	$1,129.00	$8.45
Hypothetical
(5% annual return before expenses)(3)	1.60%	$1,000.00	$1,016.86	$8.00

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 181/365 to reflect its six-month period.
(2)	Based on the actual returns for the six-month period ended April 30, 2021 of 12.90%.
(3)	Excluding broker interest expense, your actual cost of investing and your hypothetical cost of investing would have been $8.45 and $8.00 respectively.

OAKHURST STRATEGIC DEFINED RISK FUND

Allocation of Portfolio(1) (% of Investments) (Unaudited)
April 30, 2021

(1)
Data expressed as a percentage of investments as of April 30, 2021. Data expressed excludes written option contracts and other liabilities in excess of assets. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Investments
April 30, 2021

	Shares	Value
EXCHANGE TRADED FUNDS – 63.02%
Invesco BulletShares 2021 Corporate Bond ETF	46,830	$988,581
Invesco BulletShares 2022 Corporate Bond ETF	613,014	13,265,623
Invesco BulletShares 2023 Corporate Bond ETF (a)	1,232,257	26,813,913
SPDR S&P 500 ETF Trust (b)	60,721	25,338,873
Total Exchange Traded Funds
(Cost $62,607,831)		66,406,990

		Notional
	Contracts (d)	Amount
PURCHASED OPTIONS – 13.65% (b)(c)
Purchased Call Options – 10.01%
SPDR S&P 500 ETF Trust
Expiration: December 2021, Exercise Price: $303.00	33	$1,377,090	387,238
Expiration: December 2021, Exercise Price: $337.00	45	1,877,850	387,652
Expiration: December 2021, Exercise Price: $346.00	171	7,135,830	1,337,134
Expiration: March 2022, Exercise Price: $396.00	151	6,301,230	626,348
Expiration: December 2022, Exercise Price: $330.00	91	3,797,430	907,589
Expiration: December 2022, Exercise Price: $335.00	73	3,046,290	698,866
Expiration: December 2022, Exercise Price: $350.00	66	2,754,180	554,202
Expiration: December 2022, Exercise Price: $355.00	70	2,921,100	561,050
Expiration: December 2022, Exercise Price: $360.00	60	2,503,800	458,100
Expiration: December 2022, Exercise Price: $365.00	55	2,295,150	399,328
Expiration: January 2023, Exercise Price: $350.00	35	1,460,550	295,400
Expiration: December 2023, Exercise Price: $385.00	100	4,173,000	674,700
Expiration: December 2023, Exercise Price: $395.00	300	12,519,000	1,818,000
Expiration: December 2023, Exercise Price: $400.00	250	10,432,500	1,439,875
			10,545,482

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Investments – Continued
April 30, 2021

		Notional
	Contracts (d)	Amount	Value
Purchased Put Options – 3.64%
SPDR S&P 500 ETF Trust
Expiration: September 2021, Exercise Price: $315.00	42	$1,752,660	$11,739
Expiration: December 2021, Exercise Price: $319.00	58	2,420,340	32,857
Expiration: December 2021, Exercise Price: $321.00	30	1,251,900	17,535
Expiration: December 2021, Exercise Price: $343.00	28	1,168,440	23,016
Expiration: January 2022, Exercise Price: $330.00	140	5,842,200	107,170
Expiration: March 2022, Exercise Price: $305.00	45	1,877,850	30,420
Expiration: March 2022, Exercise Price: $345.00	109	4,548,570	129,274
Expiration: March 2022, Exercise Price: $360.00	100	4,173,000	144,850
Expiration: September 2022, Exercise Price: $375.00	151	6,301,230	379,765
Expiration: December 2022, Exercise Price: $175.00	220	9,180,600	41,140
Expiration: December 2022, Exercise Price: $215.00	630	26,289,900	229,635
Expiration: December 2022, Exercise Price: $225.00	110	4,590,300	46,970
Expiration: December 2022, Exercise Price: $250.00	150	6,259,500	93,300
Expiration: December 2022, Exercise Price: $320.00	55	2,295,150	85,910
Expiration: December 2022, Exercise Price: $330.00	50	2,086,500	87,700
Expiration: January 2023, Exercise Price: $220.00	105	4,381,650	43,890
Expiration: January 2023, Exercise Price: $320.00	35	1,460,550	57,033
Expiration: December 2023, Exercise Price: $270.00	750	31,297,500	976,500
Expiration: December 2023, Exercise Price: $360.00	100	4,173,000	337,600
Expiration: December 2023, Exercise Price: $375.00	250	10,432,500	960,250
			3,836,554
Total Purchased Options
(Cost $13,663,268)			14,382,036

U.S. GOVERNMENT NOTES/BONDS – 15.65%	Principal Amount
United States Treasury Notes/Bonds
2.625%, 12/15/2021 (e)	$8,974,000	9,117,586
2.375%, 3/15/2022	6,000,000	6,120,997
1.500%, 1/15/2023	1,225,000	1,253,424
Total U.S. Government Notes/Bonds
(Cost $16,441,414)		16,492,007

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Investments – Continued
April 30, 2021

	Shares	Value
SHORT TERM INVESTMENTS – 15.07%
Money Market Funds – 15.07% (e)(f)
Fidelity Institutional Money Market
Government Portfolio, Class I, 0.01%	15,878,346	$15,878,346
Total Short Term Investments
(Cost $15,878,346)		15,878,346
Total Investments
(Cost $108,590,859) – 107.39%		113,159,379
Other Liabilities in Excess of Other Assets – (7.39)%		(7,788,880)
Net Assets – 100.00%		$105,370,499

ETF – Exchange Traded Fund
(a)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Held in connection with a written option contract. See Schedule of Written Options for further information.
(c)	Non-income producing security.
(d)	100 shares per contract.
(e)	All or a portion of this security has been committed as collateral for open written option contracts. The total value of assets committed as collateral as of April 30, 2021 is $9,268,000.
(f)	The rate quoted is the annualized seven-day effective yield as of April 30, 2021.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Written Options
April 30, 2021

		Notional
	Contracts (a)	Amount	Value
WRITTEN OPTIONS
Written Call Options
SPDR S&P 500 ETF Trust
Expiration: September 2021, Exercise Price: $380.00	(42)	$(1,752,660)	$(190,575)
Expiration: December 2021, Exercise Price: $378.00	(45)	(1,877,850)	(230,557)
Expiration: December 2021, Exercise Price: $381.00	(58)	(2,420,340)	(283,301)
Expiration: December 2021, Exercise Price: $385.00	(33)	(1,377,090)	(150,777)
Expiration: December 2021, Exercise Price: $390.00	(171)	(7,135,830)	(715,122)
Expiration: January 2022, Exercise Price: $400.00	(140)	(5,842,200)	(501,270)
Expiration: March 2022, Exercise Price: $410.00	(55)	(2,295,150)	(175,422)
Expiration: March 2022, Exercise Price: $415.00	(45)	(1,877,850)	(129,127)
Expiration: March 2022, Exercise Price: $420.00	(154)	(6,426,420)	(395,164)
Expiration: March 2022, Exercise Price: $425.00	(151)	(6,301,230)	(343,450)
Expiration: September 2022, Exercise Price: $455.00	(151)	(6,301,230)	(248,471)
			(3,363,236)
Written Put Options
SPDR S&P 500 ETF Trust
Expiration: September 2021, Exercise Price: $255.00	(42)	(1,752,660)	(4,242)
Expiration: December 2021, Exercise Price: $255.00	(33)	(1,377,090)	(6,715)
Expiration: December 2021, Exercise Price: $265.00	(58)	(2,420,340)	(13,833)
Expiration: December 2021, Exercise Price: $289.00	(28)	(1,168,440)	(9,814)
Expiration: December 2021, Exercise Price: $290.00	(30)	(1,251,900)	(10,695)
Expiration: December 2021, Exercise Price: $291.00	(171)	(7,135,830)	(61,902)
Expiration: December 2021, Exercise Price: $337.00	(30)	(1,251,900)	(22,470)
Expiration: December 2021, Exercise Price: $363.00	(28)	(1,168,440)	(31,108)
Expiration: January 2022, Exercise Price: $275.00	(140)	(5,842,200)	(45,640)
Expiration: March 2022, Exercise Price: $255.00	(45)	(1,877,850)	(14,310)
Expiration: March 2022, Exercise Price: $280.00	(209)	(8,721,570)	(97,394)
Expiration: March 2022, Exercise Price: $330.00	(151)	(6,301,230)	(145,866)
Expiration: September 2022, Exercise Price: $310.00	(151)	(6,301,230)	(178,633)
Expiration: December 2022, Exercise Price: $210.00	(275)	(11,475,750)	(92,400)
Expiration: December 2022, Exercise Price: $230.00	(700)	(29,211,000)	(323,050)
Expiration: December 2022, Exercise Price: $255.00	(73)	(3,046,290)	(48,837)
Expiration: December 2022, Exercise Price: $260.00	(91)	(3,797,430)	(65,429)
Expiration: December 2022, Exercise Price: $270.00	(365)	(15,231,450)	(301,308)
Expiration: December 2022, Exercise Price: $350.00	(55)	(2,295,150)	(120,395)
Expiration: December 2022, Exercise Price: $360.00	(50)	(2,086,500)	(121,550)
Expiration: January 2023, Exercise Price: $245.00	(140)	(5,842,200)	(85,470)
Expiration: January 2023, Exercise Price: $350.00	(35)	(1,460,550)	(79,398)

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Written Options – Continued
April 30, 2021

		Notional
	Contracts (a)	Amount	Value
SPDR S&P 500 ETF Trust – Continued
Expiration: December 2023, Exercise Price: $295.00	(1,000)	$(41,730,000)	$(1,767,500)
Expiration: December 2023, Exercise Price: $305.00	(100)	(4,173,000)	(196,250)
Expiration: December 2023, Exercise Price: $340.00	(250)	(10,432,500)	(706,000)
Expiration: December 2023, Exercise Price: $385.00	(100)	(4,173,000)	(418,300)
Expiration: December 2023, Exercise Price: $395.00	(250)	(10,432,500)	(1,137,375)
			(6,105,884)
Total Written Options
(Premiums received $11,662,707)			$(9,469,120)

ETF – Exchange Traded Fund
(a) 100 shares per contract.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statement of Assets and Liabilities
April 30, 2021

ASSETS:
Investments, at value (Cost $108,590,859)	$113,159,379
Deposits at brokers for written option contracts	1,401,380
Receivable for capital shares sold	300,000
Interest receivable	112,341
Prepaid expenses and other receivables	39,300
Total assets	115,012,400

LIABILITIES:
Written option contracts, at value (Premiums received $11,662,707)	9,469,120
Payable to Adviser	98,349
Payable for administration and fund accounting fees	16,601
Payable for transfer agent fees	6,579
Payable for shareholder servicing fees – Institutional Class	9,399
Payable for compliance fees	2,661
Payable for custodian fees	26,832
Accrued expenses and other liabilities	12,360
Total liabilities	9,641,901

NET ASSETS	$105,370,499

NET ASSETS CONSIST OF:
Paid-in capital	$96,686,606
Total distributable earnings	8,683,893
Total net assets	$105,370,499

Institutional
Class Shares
Net assets	$105,370,499
Shares issued and outstanding(1)	9,049,666
Net asset value and offering price per share	$11.64

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statement of Operations
For the Year Ended April 30, 2021

INVESTMENT INCOME:
Dividend income	$504,604
Interest income	226,773
Total investment income	731,377

EXPENSES:
Investment advisory fees (See Note 3)	581,368
Administration and fund accounting fees (See Note 3)	104,761
Shareholder servicing fees – Institutional Class (See Note 5)	58,137
Federal and state registration fees	40,654
Transfer agent fees (See Note 3)	38,491
Legal fees	22,180
Audit fees	18,498
Compliance fees (See Note 3)	14,642
Trustees’ fees (See Note 3)	11,274
Reports to shareholders	6,900
Custodian fees (See Note 3)	6,169
Insurance fees	4,444
Broker interest expense	665
Other	1,649
Total expenses before reimbursement	909,832
Add: Fee recoupment by Advisor (See Note 3)	57,299
Less: Fees waived by Advisor (See Note 3)	(36,278)
Net expenses	930,853
NET INVESTMENT LOSS	(199,476)

REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	2,137,073
Written option contracts expired or closed	318,743
Net realized gain	2,455,816
Net change in unrealized appreciation on:
Investments	4,682,206
Written option contracts	2,865,170
Net change in unrealized appreciation	7,547,376
Net realized and change in unrealized gain on investments	10,003,192
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,803,716

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2021	April 30, 2020
OPERATIONS:
Net investment income (loss)	$(199,476)	$14,912
Net realized gain (loss) on investments
and written option contracts expired or closed	2,455,816	(334,554)
Net change in unrealized appreciation (depreciation)
on investments and written option contracts	7,547,376	(589,445)
Net increase (decrease) in net assets resulting from operations	9,803,716	(909,087)

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class (See Note 4)	—	(732,410)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	64,691,449	11,580,013

NET INCREASE IN NET ASSETS	74,495,165	9,938,516

NET ASSETS:
Beginning of year	30,875,334	20,936,818
End of year	$105,370,499	$30,875,334

(1)	A summary of capital share transactions is as follows:

	For the Year Ended		For the Year Ended
	April 30, 2021		April 30, 2020
SHARE TRANSACTIONS:	Shares	Dollar Amount	Shares	Dollar Amount
Issued	6,566,393	$72,219,228	1,096,467	$11,378,635
Issued to holders in
reinvestment of dividends	—	—	71,735	732,410
Redeemed	(673,898)	(7,527,779)	(55,491)	(531,032)
Net increase in shares outstanding	5,892,495	$64,691,449	1,112,711	$11,580,013

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Financial Highlights

						For the Period
	For the		For the		For the	Inception
	Year Ended		Year Ended		Year Ended	through
	April 30,		April 30,		April 30,	April 30,
	2021		2020		2019	2018(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$9.78		$10.24		$10.34	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)(4)	(0.04)		0.01		(0.06)	0.02
Net realized and unrealized gains (loss) on investments(5)	1.90		(0.23)		0.13	0.41
Total from investment operations	1.86		(0.22)		0.07	0.43
LESS DISTRIBUTIONS:
From net investment income	—		—		—	(0.06)
From net realized gains	—		(0.24)		(0.17)	(0.03)
Total distributions	—		(0.24)		(0.17)	(0.09)
Net asset value, end of period	$11.64		$9.78		$10.24	$10.34

TOTAL RETURN(6)	19.02%		-2.24%		0.77%	4.35%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$105,370		$30,875		$20,937	$21,011
Ratio of gross expenses to average net assets:
Before expense reimbursement/recoupment(7)(8)	1.56%		2.12%		2.30%	2.26%
After expense reimbursement/recoupment(7)(8)	1.60%		1.66%		1.60%	1.59%
Ratio of broker interest expense to average net assets(7)	0.00	%(11)	0.06%		—%	—%
Ratio of operating expenses to average net
assets excluding broker interest expense
(after expense reimbursement/recoupment)(7)(8)	1.60%		1.60%		1.60%	1.59%
Ratio of net investment income (loss)
to average net assets(8)	(0.34)%		0.06%		(0.63)%	0.23%
Portfolio turnover rate(6)(9)	71%		214	%(10)	3%	1%

(1)	Inception date of the Institutional Class is May 10, 2017.
(2)	For an Institutional Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net assets value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)
These ratios exclude the impact of expenses of the underlying funds as represented in the Schedule of Investments.  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(9)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options).  The denominator includes the average fair value of long positions throughout each period.

(10)	The increase in portfolio turnover relates to a strategy change that was effective on May 20, 2019.
(11)	Less than 0.005.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements
April 30, 2021

1.	ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Oakhurst Strategic Defined Risk Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The primary investment objective of the Fund is to seek capital appreciation while seeking to limit short-term risk. The Fund commenced operations on May 10, 2017. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Advisor Class. Institutional Class shares have no front end sales load, no deferred sales charge, and no redemption fee. Advisor Class shares have a front end sales load of 5.75%, a deferred sales charge of 1.00%, and no redemption fee. Advisor Class shares are subject to a 0.25% distribution fee and a shareholder servicing fee of up to 0.10% of average daily net assets. As of April 30, 2021, Advisor Class shares are not available. Institutional Class shares are not subject to a distribution fee, and are subject to a shareholder servicing fee of up to 0.10% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

Effective May 20, 2019, the Fund changed its principal investment strategy. Under this new strategy, the Fund invests in a portfolio of equity securities of companies that are representative of the S&P 500 Index (the “Index”) or ETFs that are designed to replicate the performance of the Index or whose holdings are representative of the Index. The Fund will simultaneously use options on ETFs in which the Fund may invest and will invest in U.S. Treasury securities to enhance the Fund’s potential returns during up markets while seeking to limit losses during down markets. The performance of the Fund is not intended to match the performance of the Index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2021

trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds) are typically valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quote bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask prices across the exchanges where the options are principally traded. If the composite mean price is not available, last sale or settlement price may be used. For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2021

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of April 30, 2021:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Funds	$66,406,990	$—	$—	$66,406,990
Purchased Options	—	14,382,036	—	14,382,036
U.S. Government Notes/Bonds	—	16,492,007	—	16,492,007
Short Term Investments	15,878,346	—	—	15,878,346
Total	$82,285,336	$30,874,043	$—	$113,159,379

Liabilities
Written Options	$—	$(9,469,120)	$—	$(9,469,120)
Total	$—	$(9,469,120)	$—	$(9,469,120)

As of April 30, 2021, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Transactions with Brokers – The Fund’s written options contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits by the Fund are presented as deposits at broker for written option contracts on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the assets or liabilities reflected on the Statement of Assets and Liabilities.

C.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund will write call or put options. Under normal circumstances, the Fund will write or purchase options on ETFs that are designed to replicate the performance of the Index or whose holdings are representative of the Index. The use of options may give rise to leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the Fund to lose more than the principal amount invested. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 M. for further derivative disclosures and Note 2 J. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2021

liability related to such an option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

D.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund will purchase call or put options. In connection with the Fund’s written option contracts, the Fund will simultaneously use options on ETFs. When the Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets and Liabilities as Investments at value, and is subsequently priced daily to reflect the value of the purchased option contract. Refer to Note 2 A. for a pricing description. Refer to Note 2 M. for further derivative disclosures and Note 2 J. for further counterparty risk disclosure. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

F.Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

G.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.  Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

H.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Advisor Class shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.10% of average daily net assets of each class of shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

I.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2021

J.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. All of the Fund’s written and purchased options are held with one counterparty. Written and purchased option contracts sold on an exchange have minimal counterparty risk; the exchange’s clearinghouse guarantees the options against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

K.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L.  Statement of Cash Flows – Pursuant to the Cash Flows topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and have elected not to provide a statement of cash flows.

M. Derivatives – The Fund may utilize derivative instruments such as options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 8 for further derivative disclosure.

The Fund writes call options with strike prices and expiration dates designed to reduce the volatility of the Fund’s investment portfolio and to earn premiums. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund will use cash or U.S. Treasury securities to cover the written call options. The Fund may utilize put options to lower the overall volatility of the Fund’s investment portfolio, to “hedge” or limit the exposure of the Fund’s position. The Fund will also invest in U.S. Treasury securities.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended April 30, 2021, the Fund’s monthly average quantity and notional value are described below:

	Average	Average
	Quantity	Notional Value
Purchased Option Contracts	2,518	$92,970,070
Written Option Contracts	3,187	$117,481,977

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2021

Statement of Assets and Liabilities

Fair values of derivative instruments as of April 30, 2021:

	Statement of Assets and	Fair Value
	Liabilities Location	Assets	Liabilities
Purchased Option Contracts:	Investments,
Equity	at value	$14,382,036	$—
Written Option Contracts:	Written option contracts,
Equity	at value	—	9,469,120
Total fair values of derivative instruments		$14,382,036	$9,469,120

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2021:

	Net Realized Gain on Derivatives
	Purchased Option	Written Option
Derivatives	Contracts*	Contracts	Total
Equity Contracts	$1,674,949	$318,743	$1,993,692
Total	$1,674,949	$318,743	$1,993,692

	Net Change in Unrealized Appreciation on Derivatives
	Purchased Option	Written Option
Derivatives	Contracts**	Contracts	Total
Equity Contracts	$1,029,290	$2,865,170	$3,894,460
Total	$1,029,290	$2,865,170	$3,894,460

*	The amounts disclosed are included in the realized gain on investments.
**	The amounts disclosed are included in the change in unrealized appreciation on investments.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with Oakhurst Advisors, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any front-end or contingent deferred loads, Rule 12b-1 fees – Advisor Class (See Note 5), shareholder servicing plan fees (See Note 5), taxes, leverage/borrowing interest (including interest incurred in connection with bank and custody overdrafts), interest expense, dividends paid on short sales, brokerage and other transaction expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, including but not limited to litigation expenses and judgements and indemnification expenses) do not exceed 1.50% of each class’ average daily net asset value. As of April 30, 2021, Advisor Class shares are not available. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2021

Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board or the Adviser, with consent of the Board. During the year ended April 30, 2021, the Adviser recouped previously waived expenses of $57,299. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
May 31, 2021 – April 30, 2022	$125,040
May 31, 2022 – April 30, 2023	112,979
May 31, 2023 – April 30, 2024	36,278

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended April 30, 2021 are disclosed in the Statement of Operations.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended April 30, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax period since the commencement of operations.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2021

At April 30, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of investments	$120,253,566
Unrealized appreciation	$12,715,933
Unrealized depreciation	(5,953,826)
Net unrealized appreciation	6,762,107
Undistributed ordinary income	1,690,195
Undistributed long-term capital gain	1,069,027
Distributable earnings	2,759,222
Other accumulated loss	(837,436)
Total distributable earnings	$8,683,893

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. For the taxable year ended April 30, 2021, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

There were no distributions paid for the year ended April 30, 2021.

The tax character of distributions paid for the year ended April 30, 2020 was as follows:

			Total
	Ordinary	Long-Term	Distributions
	Income*	Capital Gain	Paid
4/30/2020	$—	$732,410	$732,410

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2021

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Advisor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Advisor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. As of April 30, 2021, Advisor Class shares are not available.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets in the Institutional Class and the Advisor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. As of April 30, 2021, Advisor Class shares are not available. During the year ended April 30, 2021, the Fund incurred expenses of $58,137 pursuant to the Agreement.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended April 30, 2021, were as follows:

	Purchases	Sales
U.S. Government	$8,257,285	$13,390,306
Other	$92,677,682	$20,177,923

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2021, National Financial Services, for the benefit of its customers, owned 92.43% of the outstanding shares of the Fund.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2021

8.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Interactive Brokers is the prime broker for the Fund’s exchange traded derivatives. Refer to Note 2 M. for further derivative disclosure.

		Gross	Net Amounts	Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross	Amounts	Presented
	Amounts of	Offset in the	in the
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Liabilities:
Description
Written Option Contracts	$9,469,120	$ —	$9,469,120	$ —	$9,469,120	$ —
	$9,469,120	$ —	$9,469,120	$ —	$9,469,120	$ —

*	In some instances, the actual collateral pledged/received may be more than the amount shown.

9.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

10.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no other issues, other than noted below.

As of June 24, 2021, Jeanine M. Bajczyk no longer serves an Interested Trustee of the Trust. As of June 24, 2021, Elaine E. Richards has replaced Ms. Bajczyk as Interested Trustee of the Trust. These changes were approved by the Board on June 24, 2021.

OAKHURST STRATEGIC DEFINED RISK FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oakhurst Strategic Defined Risk Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Oakhurst Strategic Defined Risk Fund (the “Fund”), a series of Series Portfolios Trust, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 29, 2021

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited)
April 30, 2021

TRUSTEES AND EXECUTIVE OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)
Koji Felton	Trustee	Indefinite	Counsel, Kohlberg	1	Independent
(born 1961)		Term;	Kravis Roberts & Co. L.P.		Trustee, Listed
		Since	(2013 – 2015).		Funds Trust
		September			(Since 2019).
2015.

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	1	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015).

Daniel B. Willey	Trustee	Indefinite	Retired. Chief Compliance	1	None
(born 1955)		Term;	Officer, United Nations
		Since	Joint Staff Pension Fund
		September	(2009 – 2017).
2015.
Interested Trustee
Jeanine M.	Chair,	Indefinite	Senior Vice President	1	None
Bajczyk(3)(4)	Trustee	Term;	U.S. Bank (since 2006).
(born 1965)		Since
July 2020.

Elaine E.	Chair,	Indefinite	Senior Vice President	1	None
Richards(3)(4)	Trustee	Term;	U.S. Bank (since 2007).
(born 1968)		Since
June 2021.

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited) – Continued
April 30, 2021

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust
Ryan L. Roell	President	Indefinite	Vice President,	Not	Not
(born 1973)	and Principal	Term;	U.S. Bank Global Fund	Applicable	Applicable
	Executive	Since	Services (since 2005).
	Officer	July
2019.

Cullen O. Small	Vice	Indefinite	Vice President,	Not	Not
(born 1987)	President,	Term;	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer	Since	Services (since 2010).
	and Principal	January
	Financial	2019.
Officer

Donna Barrette	Vice	Indefinite	Senior Vice President,	Not	Not
(born 1966)	President,	Term;	and Compliance	Applicable	Applicable
	Chief	Since	Officer, U.S. Bank
	Compliance	November	Global Fund Services
	Officer and	2019.	(since 2004).
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	Not	Not
(born 1981)		Term;	U.S. Bank Global Fund	Applicable	Applicable
		Since	Services (since 2012).
June
2019.

Hailey S. Glaser	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Term;	U.S. Bank Global Fund	Applicable	Applicable
		Since	Services, (since 2015);
		July	Audit Senior, Deloitte &
		2019.	Touche LP (2012 – 2015).

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited) – Continued
April 30, 2021

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Kristen M. Pierson	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1979)	Treasurer	Term;	President, U.S. Bank	Applicable	Applicable
		Since	Global Fund Services
		July	(since 2017); Lead
		2019.	Fund Accountant,
UMB Fund Services,
Inc. (2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2021, the Trust was comprised of 8 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Bajczyk and Ms. Richard, as a result of their employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, are considered to be an “interested persons” of the Trust, as defined by the 1940 Act.

(4)	Refer to Note 10 within the Financial Statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited) – Continued
April 30, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-844-625-4778.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-625-4778. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-844-625-4778, or on the SEC’s website at www.sec.gov.

OAKHURST STRATEGIC DEFINED RISK FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Oakhurst Advisors, LLC
1875 Century Park East, Suite 960
Los Angeles, CA 90067

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-625-4778.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Funds’ tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended April 30, 2021 and April 30, 2020, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2021	FYE 4/30/2020
Audit Fees	$15,000	$15,000
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2021	FYE 4/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2021	FYE 4/30/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The registrant is not a foreign issuer.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Series Portfolios Trust

By (Signature and Title)*     /s/ Ryan Roell
Ryan Roell, President

Date     7/6/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Ryan Roell
Ryan Roell, President

Date     7/6/2021

By (Signature and Title)*     /s/ Cullen Small
Cullen Small, Treasurer

Date     6/30/2021